UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

PLX Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25699	94-3008334
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

870 Maude Avenue
Sunnyvale, California    94085
(Address of principal executive offices including zip code)

(408) 774-9060
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release dated October 15, 2003.

Item 12. Results of Operations and Financial Condition.

On October 15, 2003, PLX Technology, Inc. issued a press release announcing preliminary earnings results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.
(the Registrant)

By: /s/ Rafael Torres
Rafael Torres
Vice President, Finance, Chief Financial Officer and Secretary

Dated: October 15, 2003

INDEX TO EXHIBITS

Exhibit	Description
99.1*	Press release dated October 15, 2003

*    Also provided in PDF format as a courtesy.